UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement to Exchange Senior Convertible Note to New Series C Convertible Preferred Stock

On April 20, 2023, the Company announced that it has entered into an agreement, dated April 19, 2023 (the “Note to Preferred Stock Exchange Agreement”), with the holder of its Senior Convertible Note to convert the $15,230,024 in aggregate principal amount of the Senior Convertible Note outstanding into new Series C Convertible Preferred Stock concurrently with the closing of its next capital raise. The closing of the exchange transaction is subject to the Company’s closing of a capital raise that will allow it to demonstrate compliance with the minimum of $2.5 million stockholders’ equity requirement outlined in the Nasdaq Stock Exchange’s Listing Rules. The terms and provisions of the Series C Convertible Preferred Stock will be set forth in a Series C Certificate of Designations (the “Series C Certificate of Designations”), to be filed and effective with the State of Nevada in connection with the closing of the Company’s next capital raise. The transactions contemplated by the Note to Preferred Stock Exchange Agreement and the Series C Certificate of Designations have been approved by our Board of Directors.

We have provided a summary of the expected material terms of the Series C Convertible Preferred Stock under the heading, “Description of Capital Stock – Preferred Stock” in this 8-K and includes as exhibits the Form of Note to Preferred Stock Exchange Agreement and the Series C Certificate of Designations.

On April 19, 2023, prior to entering the Note to Preferred Stock Exchange Agreement the Company redeemed $679,976 of the outstanding $15,910,000 for cash, reducing the outstanding balance to $15,230,024.

The conversion of the Senior Convertible Note into the Series C Convertible Preferred Stock, that will occur on closing of the Company’s next capital raise and will extinguish the Senior Convertible Note and the related debt liability outstanding of $15,230,024 and will further eliminate the related derivative liability that had a fair value of $799,954 ($933,000,000 approximate cash liability, as of December 31, 2022, calculated under the terms of the Senior Convertible Note), as of December 31, 2022. The Series C Convertible Preferred Stock is expected to be accounted for as equity on the Company’s balance sheet.

The Series C Certificate of Designations contemplates that the Series C Convertible Preferred Stock will be convertible into common stock (the “Conversion Shares”) at the option of the holder of Series C Convertible Preferred Stock at any time from time to time after the date of issuance thereof. The number of Conversion Shares issuable upon conversion of any share of Series C Convertible Preferred Stock shall be determined by dividing (x) the Conversion Amount (as defined below) of a share of Series C Convertible Preferred Stock by (y) the lower of (i) the Conversion Price (as defined below); and (ii) the Alternate Conversion Price (as defined below), subject to the Floor Price (as defined below). “Conversion Amount” shall mean, with respect to each share of Series C Convertible Preferred Stock, the sum of (A) $1,000 (such amount, subject to adjustment, the “Stated Value”) and (B) all declared and unpaid dividends with respect to such Stated Value. “Conversion Price” shall mean 105% of the closing price of our common stock on Nasdaq on the fifth trading day after the pricing of the Company’s next capital raise. “Alternate Conversion Price” shall mean 90% of the lowest VWAP (as defined in the Series C Certificate of Designations) of the 10 trading days ending and including the date of conversion. Floor Price shall mean 20% of the lower of the lower of (i) the Nasdaq Official Closing Price immediately preceding the signing of the Note to Exchange Agreement; or (ii) the average NOCP for the preceding five trading days immediately preceding the signing of the Note to Exchange Agreement.

The Company shall not be allowed to effect the conversion of any of the Series C Convertible Preferred Stock held by the holder of Series C Convertible Preferred Stock, and such holder of Series C Convertible Preferred Stock shall not have the right to convert any of the Series C Convertible Preferred Stock held by such holder of Series C Convertible Preferred Stock pursuant to the terms and conditions of the Series C Certificate of Designations to the extent that after giving effect to such conversion, such holder of Series C Convertible Preferred Stock together with its affiliates and certain related parties collectively would beneficially own in excess of 9.99% of the shares of common stock outstanding immediately after giving effect to such conversion.

Dividends on the Series C Convertible Preferred Stock will accrue daily at a rate equal to 8.0% per annum, increasing 0.50% each 135 day anniversary from the date of issuance, and will be cumulative from the date of issuance. The dividends on the Series C Convertible Preferred Stock will be payable in cash or in kind, monthly in arrears on the last day of each calendar month, when, as and if declared by the Company’s Board. In the event the dividends are not paid, the dividends shall continue to accrue and be payable.

The closing of the transactions contemplated by the Note to Preferred Stock Exchange Agreement is subject to the Company’s closing of a capital raise that will allow it to demonstrate compliance with the minimum of $2,500,000 stockholders’ equity requirement outlined in the Nasdaq Stock Exchange’s Listing Rules.

Series C Convertible Preferred Stock Key Terms:

The following are the principal terms of the Series C Convertible Preferred Stock, which will be contained in the Series C Certificate of Designations that we expect to file with the Secretary of State of the State of Nevada on the closing date of the Company’s next capital raise and which will amend our Amended and Restated Certificate of Incorporation. The following description is a summary of the material terms of the Series C Convertible Preferred Stock and the Series C Certificate of Designations. It does not purport to be complete and is qualified in all respects by the terms of the Series C Certificate of Designations, the form of which is attached to this Form 8-K as Exhibit 1.01. We urge you to read the Series C Certificate of Designations in full because it, and not this description, defines the rights of the holder of Series C Convertible Preferred Stock and the relative rights of the holders of our common stock.

The closing of the transactions contemplated by the Note to Preferred Stock Exchange Agreement and Series C Certificate of Designations, which were approved by our Board of Directors, is subject to customary closing conditions and the closing of the Company’s next capital raise.

Ranking

The Series C Convertible Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks equal to the 10% Series A Cumulative Redeemable Convertible Preferred Stock and senior to all common stock of the Company unless the Required Holder consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series C Convertible Preferred Stock.

Adjustments

If the Company effects any stock split, stock dividend, recapitalization or otherwise or any combination, reverse stock split or otherwise then in each such case the calculations with respect to the Conversion Price and similar terms shall be adjusted accordingly, all as more fully described in the Series C Certificate of Designations.

Purchase Rights

If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series C Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder of Series C Convertible Preferred Stock could have acquired if such holder of Series C Convertible Preferred Stock had held the number of shares of common stock acquirable upon complete conversion of all the Series C Convertible Preferred Stock held by such holder of Series C Convertible Preferred Stock immediately prior to the date as of which the record holders of shares of common stock are to be determined for the grant, issue or sale of such Purchase Rights; subject to certain limitations on beneficial ownership.

Conversion

The Series C Convertible Preferred Stock will be convertible into common stock (the “Conversion Shares”) at the option of the holder at any time from time to time after the date of issuance thereof. The number of Conversion Shares issuable upon conversion of any share of Series C Convertible Preferred Stock shall be determined by dividing (x) the Conversion Amount (as defined below) of a share of Series C Convertible Preferred Stock by (y) the lower of (i) the Conversion Price (as defined below); and (ii) the Alternate Conversion Price (as defined below), subject to the Floor Price (as defined below). “Conversion Amount” shall mean, with respect to each share of Series C Convertible Preferred Stock, the sum of (A) $1,000 (such amount, subject to adjustment, the “Stated Value”) and (B) all declared and unpaid dividends with respect to such Stated Value. “Conversion Price” shall mean 105% of the closing price of our common stock on Nasdaq on the fifth trading day after the pricing of the Company’s next capital raise. “Alternate Conversion Price” shall mean 90% of the lowest VWAP (as defined in the Series C Certificate of Designations) of the 10 trading days ending and including the date of conversion. Floor Price shall mean 20% of the lower of (i) the closing price of our common stock on the Nasdaq immediately preceding the signing of the Note to Preferred Stock Exchange Agreement; or (ii) the average closing price of our common stock on the Nasdaq for the preceding five trading days immediately preceding the signing of the Note to Preferred Stock Exchange Agreement.

Liquidation

In addition, the Company will provide the holders of Series C Convertible Preferred Stock with notice of certain triggering events (each a “Triggering Event”) or if a holder of Series C Convertible Preferred Stock may become aware of a Triggering Event as a result of which the holder of Series C Convertible Preferred Stock may choose to convert the Series C Convertible Preferred Stock they hold into Conversion Shares at the Series C Alternate Conversion Price for the Triggering Event Conversion Right Period. In the event a Bankruptcy Triggering Event occurs, the Company shall be required to redeem, in cash, the Series C Convertible Preferred Stock at a redemption price based on a required premium (the “Required Premium of the Conversion Amount”).

Each of the following is a “Triggering Event”:

(i) the suspension from trading or the failure of the common stock to be trading or listed (as applicable) on an Eligible Market for a period of three (3) consecutive Trading Days;

(ii) the Company’s failure (A) to cure a Conversion Failure by delivery of the required number of shares of common stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) notice, written or oral, to any holder of Preferred Shares, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Preferred Shares into shares of common stock that is requested in accordance with the provisions of the Certificate of Designations, other than pursuant to Section 4(d) of the Certificate of Designations;

(iii) the Board fails to declare any Dividend to be paid on the applicable Dividend Date in accordance with Section 3 of the Certificate of Designations;

(iv) the Company’s failure to pay to any holder of Series C Convertible Preferred Stock any Dividend on any Dividend Date (whether or not declared by the Board) or any other amount when and as due under the Certificate of Designations (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder), the Note to Preferred Stock Exchange Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the NRS), except, in the case of a failure to pay Dividends and Late Charges when and as due, in each such case only if such failure remains uncured for a period of at least two (2) Trading Days

(v) other than as specifically set forth in another clause of Section 5(a) of the Certificate of Amendment, the Company or any Subsidiary breaches any representation or warranty or any covenant or other term or condition of any Exchange Agreement, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of two (2) consecutive Trading Days;

(vi) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) and any such failure remains uncured for a period of two (2) consecutive Trading Days;

(vii) except to the extent the Company is in compliance with Section 11(b) of the Certificate of Designation, at any time following the fifth (5th) consecutive day that a holder of Series C Convertible Preferred Stock’s Authorized Share Allocation (as defined in Section 11(a) of the Certificate of Designations) is less than the number of shares of common stock that such holder of Series C Convertible Preferred Stock would be entitled to receive upon a conversion, in full, of all of the shares then held by such holder of Series C Convertible Preferred Stock (without regard to any limitations on conversion set forth in the Certificate of Designation);

(viii) the Company fails to remove any restrictive legend on any certificate or any shares of common stock issued to the applicable holder of Series C Convertible Preferred Stock upon conversion or exercise (as the case may be) of any Securities held by such holder of Series C Convertible Preferred Stock as and when required by such Securities, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five(5) days;;

(ix) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of indebtedness for borrowed money of the Company or any of its Subsidiaries, excluding any indebtedness for borrowed money in which no cash payment is required at such time pursuant to a forbearance agreement in full force and effect or any applicable grace period under the terms of such indebtedness for borrowed money;

(x) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party (other than Argyll Entertainment and Argyll Productions), shall not be dismissed within thirty (30) days of their initiation;

(xi) the commencement by the Company or any Subsidiary (other than Argyll Entertainment and Argyll Productions) of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(xii) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(xiii) a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides each holder of Series C Convertible Preferred Stock a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each holder of Series C Convertible Preferred Stock) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within forty-five (45) days of the issuance of such judgment; or

(xi) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions (as defined in the Preferred Warrants) are satisfied, (B) there has been no Equity Conditions Failure (as defined in the Preferred Warrants), or (C) as to whether any Triggering Event has occurred.

Dividends

Dividends on the Series C Convertible Preferred Stock will accrue daily at a rate equal to 8.0% per annum, increasing 0.50% each 135 day anniversary from the date of issuance. The dividends on the Series C Convertible Preferred Stock shall be computed on the basis of a 360-day year and twelve 30-day months and shall increase the Stated Value of the Preferred Shares on each Dividend Date.

The holder of Series C Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock, when and if actually paid

Beneficial Ownership Limitation

The Series C Convertible Preferred Stock cannot be converted into common stock if the holder of Series C Convertible Preferred Stock and its affiliates would beneficially own more than 9.99% of the outstanding common stock. However, any holder of Series C Convertible Preferred Stock may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing notice.

Voting Rights

The holders of the Series C Convertible Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders of Series C Convertible Preferred Stock for any purpose nor shall they be entitled to participate in any meeting of the holders of common stock except as provided in the Series C Certificate of Designations or as otherwise required by applicable law). To the extent that under applicable law, the vote of the holder of the Series C Convertible Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders of the shares of the Series C Convertible Preferred Stock, voting together in the aggregate and not in separate series unless required under applicable law, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the applicable law), voting together in the aggregate and not in separate series unless required under the applicable law, shall constitute the approval of such action by both the class or the series, as applicable. Holders of the Series C Convertible Preferred Stock shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Bylaws and the applicable law.

Without first obtaining the affirmative vote of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or Bylaws, or file any Certificate of Amendment or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Series C Convertible Preferred Stock hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Series A Convertible Preferred Stock; (c) create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any preferred stock other than as contemplated hereby or pursuant to the Underwriting Agreement or the Preferred Warrants; or (g) whether or not prohibited by the terms of the Series C Convertible Preferred Stock, circumvent a right of the Series C Convertible Preferred Stock under the Certificate of Amendment.

Other Terms

The terms of the Series C Convertible Preferred Stock prohibit the Company from subsequent financings (the next capital raise excluded) at a price below the Conversion Price set at the Preferred Exchange Transaction, unless approved by the holder of Series C Convertible Preferred Stock.

The Company shall voluntarily use 50% of the proceeds from any subsequent financing (the next capital raise excluded) to redeem the Series C Convertible Preferred Stock at the greater of (a) the Stated Value (b) the Conversion Value using the Conversion Rate calculated at the lesser of the Fixed Conversion Price or the Alternate Conversion Price.

The holder of Series C Convertible Preferred Stock may convert the Series C Convertible Preferred Stock into any subsequent financing thereby receiving securities issued in such subsequent financing in exchange for cancellation of all or part of the Series C Convertible Preferred Stock (the next capital raise excluded).

Exhibit Number	Exhibit Description
1.01	Form of Note to Preferred Stock Exchange Agreement
1.02	Form of the Certificate of Designations
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the ability to effectuate debt for equity exchanges, the conversion prices, the timing and other terms of such exchanges, and the ability to consummate the required capital raise. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including our ability to regain compliance with Nasdaq Listing Rules and stay listed on Nasdaq, our significant indebtedness, our obligations under our Senior Convertible Note, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Interim Chief Financial Officer and Controller